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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2001


                               MAXTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                 ---------------

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
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            Delaware                          0-14016                         77-0123732
-------------------------------      ------------------------      ---------------------------------
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification No.)
         incorporation)
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                             500 McCarthy Boulevard
                           Milpitas, California 95035
               (Address of principal executive offices) (Zip Code)
--------------------------------------------------------------------------------
        Registrant's telephone number, including area code (408) 432-1700



                              510 Cottonwood Drive
                           Milpitas, California 95035
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on April 17, 2001, to include the required Item 7 financial statements of the business acquired and pro forma financial information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial statements of businesses acquired.

              The required financial statements for Quantum's hard disk drive group, Quantum HDD, are listed in Exhibits 99.2 and 99.3 hereto and hereby incorporated by reference.

       (b)    Pro forma financial information.

              The unaudited pro forma condensed combined financial statements giving pro forma effect to our acquisition of Quantum HDD as of January 2, 2000 for statement of operations purposes and as of March 31, 2001 for balance sheet purposes are filed as Exhibit 99.4 hereto and hereby incorporated by reference.


       (c)    Exhibits.

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
Exhibit No.        Description
-----------        -----------
   23.1            Consent of PricewaterhouseCoopers LLP, Independent Accountants.

   23.2            Consent of Ernst & Young LLP, Independent Auditors.

   23.3            Consent of KPMG LLP.

   99.2 Audited financial statements of Quantum HDD incorporated by reference from Quantum's Annual Report on Form 10-K for the fiscal year ended March 31, 2000 as filed on June 28, 2000.

   99.3 Unaudited financial statements of Quantum HDD incorporated by reference from Quantum's Current Report on Form 10-Q for the quarterly period ended December 31, 2000 as filed on February 14, 2001.

   99.4            Unaudited pro forma condensed combined financial statements.
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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAXTOR CORPORATION


Date: May 25, 2001.                     By:   /s/ Glenn H. Stevens
                                            -----------------------------------
                                            Glenn H. Stevens
                                            Vice President, General Counsel
                                            and Secretary


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

                                  EXHIBIT INDEX

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
Exhibit No.        Description
-----------        -----------
   23.1            Consent of PricewaterhouseCoopers LLP, Independent Accountants.

   23.2            Consent of Ernst & Young LLP, Independent Auditors.

   23.3            Consent of KPMG LLP.

   99.2 Audited financial statements of Quantum HDD incorporated by reference from Quantum's Annual Report on Form 10-K for the fiscal year ended March 31, 2000 as filed on June 28, 2000.

   99.3 Unaudited financial statements of Quantum HDD incorporated by reference from Quantum's Current Report on Form 10-Q for the quarterly period ended December 31, 2000 as filed on February 14, 2001.

   99.4            Unaudited pro forma condensed combined financial statements.
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